Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of Splash Beverage Group, Inc., a company duly formed under the laws of Colorado (the "Company"), for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert Nistico, CEO and Chairman of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2021	/s/ Robert Nistico
Robert Nistico Chief Executive Officer